AB BOND FUND, INC. —

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

March 13, 2023

Dear Stockholders:

As an investor in AB High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc., we are pleased to inform you of the planned conversion of the Acquired Portfolio, which is a mutual fund, into an exchange-traded fund (“ETF”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio will be converted into an ETF through the reorganization of the fund into AB High Yield ETF (the “Acquiring Portfolio”), a newly-created series of AB Active ETFs, Inc., that has the same investment objective, investment policies and investment strategies and the same portfolio management team as the mutual fund (the “Conversion”). We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios”.

The Conversion, which is expected to be consummated on or about May 12, 2023, is described in more detail in the attached combined Information Statement/Prospectus. You should review the combined Information Statement/Prospectus carefully and retain it for future reference. The Conversion does not require your approval, and you are not being asked to vote.

The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code. In connection with the Conversion, your shares of the mutual fund will be exchanged for shares of equal value of the new ETF. Following the Conversion, the Acquired Portfolio will be liquidated.

We believe the Conversion will result in multiple benefits for investors. The Board of Directors of AB Bond Fund, Inc., the members of which also serve as Directors of the Acquiring Portfolio, has approved the Conversion based on its determination that it is in the best interest of the Acquired Portfolio. Expected benefits include:

1.	Lower Net Expenses: The total annual fund operating expenses of the Acquiring Portfolio are expected to be lower than the net expenses of each share class of the Acquired Portfolio.

2.

Additional Trading Flexibility: Unlike shares of the Acquired Portfolio, which can only be purchased or sold once per day based on the Acquired Portfolio’s net asset value (“NAV”) determined as of 4:00 p.m. Eastern Time, shares of the Acquiring Portfolio can be purchased or sold on an exchange throughout the trading day based on market prices, which can give the Acquiring Portfolio’s stockholders more flexibility over their investment allocations.

3.

Increased Transparency: As a stockholder of the Acquiring Portfolio, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Portfolio. The Acquired Portfolio does not provide full daily transparency into its underlying portfolio holdings.

4.	Enhanced Tax Efficiency: Reorganizing the Acquired Portfolio into the Acquiring Portfolio has the potential to reduce capital gains distributions and improve tax efficiency.

5.

Tax-Free Reorganization: Stockholders of the Acquired Portfolio generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Conversion (except with respect to cash received, as explained in the Information Statement/Prospectus).

There are also certain risks associated with the Conversion that should be considered, including the risk that shares of an ETF may trade in the secondary market at prices that differ from their NAV, that stockholders of an ETF may be charged fees and commissions by their brokers when effecting transactions in in ETF shares, and certain risks in ETF shares. We believe the benefits of the Conversion substantially outweigh such risks.

Stockholders of the Acquired Portfolio should know the options available to them with respect to the Conversion. Those include: (i) maintaining current positions in the Acquired Portfolio and receiving the Acquiring Portfolio shares on the conversion date; (ii) exchanging Acquired Portfolio shares for shares of another AB mutual fund prior to the conversion; and (iii) redeeming your Acquired Portfolio shares. Stockholders should also consider possible tax consequences of (ii) and (iii) since those may be outside of the tax-free Conversion.

Importantly, in order to receive shares of the Acquiring Portfolio as part of the Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of an ETF. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of your Acquired Portfolio shares. The redemption of your Acquired Portfolio shares may be a taxable event.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of an ETF, please review the accompanying Information Statement/Prospectus closely for additional actions that you must take to receive shares of the Acquiring Portfolio as part of the Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio.

Sincerely,

Onur Erzan

President

QUESTIONS AND ANSWERS

Stockholders should read this entire Information Statement/Prospectus carefully. The following questions and answers will help explain the Conversion (as defined below), including the reasons for the Conversion. A more detailed discussion of the Conversion follows this section.

Q.	What is this document and why did we send this document to you?

A. The attached Information Statement/Prospectus provides you with information about the conversion (the “Conversion”) of AB High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc., which is currently operated as a mutual fund, into AB High Yield ETF (the “Acquiring Portfolio”), a newly-created series of AB Active ETFs, Inc. The Acquiring Portfolio is an exchange-traded fund (“ETF”) and has the same investment objective, strategies and policies as the Acquired Portfolio. As an ETF, the Acquiring Portfolio’s shares will be listed and traded on NYSE Arca, Inc. (the “Exchange”) following the Conversion. The Conversion will be accomplished in accordance with the Agreement and Plan of Acquisition and Termination (the “Plan”). The form of Plan is attached as Exhibit A to this Information Statement/Prospectus.

The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. Shares of the Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of the Acquiring Portfolio shares and in lieu thereof shall receive cash in redemption of their Acquired Portfolio shares.

The IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES—QUESTIONS AND ANSWERS, beginning on page vi, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding Acquired Portfolio shares to holding shares of the Acquiring Portfolio.

Q.	Has the Board of Directors approved the Conversion?

A. Yes. After considering the recommendation of AllianceBernstein L.P. (the “Adviser”), the Board of Directors of AB Bond Fund, Inc. (the “Acquired Portfolio Board” or “Board”) approved the Conversion. The Acquired Portfolio Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolio as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the participation in the Conversion is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio’s stockholders will not be diluted as a result of the Conversion.

Q.	Why is the Conversion occurring?

A. The Directors of AB Bond Fund, Inc. (who are also the Directors of AB Active ETFs, Inc.) concluded that the Conversion is in the best interests of the Acquired Portfolio because it is expected to provide certain potential benefits including lower total net expenses, additional share trading flexibility, increased transparency of portfolio holdings and enhanced tax efficiency. In reaching their conclusions, the Directors considered the different advisory fee structures of the Portfolios, including a comparison of the fees and expenses for each Portfolio and the pro forma combined Portfolio, as well as the costs and expenses of the Conversion, including that the Conversion will be tax-free to stockholders in most instances. The Directors also considered that the Portfolios have identical investment objectives, fundamental investment policies and investment strategies, and the same portfolio management team.

Q.	How will the Conversion affect me as a stockholder?

A. When the Conversion is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the Acquiring Portfolio, so long as you hold your shares of the Acquired Portfolio in a brokerage account. Upon completion of the Conversion, you will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Acquired Portfolio shares you owned when the Conversion happened, as adjusted for fractional shares (see below). Shares of the Acquiring Portfolio will be transferred to your brokerage account, or if you do not have a brokerage account, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of those shares. The Acquiring Portfolio does not issue fractional shares. As a result, some stockholders who hold fractional shares of the Acquired Portfolio may have such fractional shares redeemed at NAV immediately prior to the Conversion resulting in a small cash payment, which will be taxable.

After the Conversion, individual shares of the Acquiring Portfolio may be purchased and sold on the national securities exchange on which the Acquiring Portfolio is listed. Should you decide to purchase or sell shares of the Acquiring Portfolio after the Conversion, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although most ETFs trade with no transaction fees (NTF) or commissions on many platforms.

Q.	Am I Being Asked to Vote on the Conversion?

A. No. Stockholders are not required to approve the Conversion under Maryland law or the 1940 Act.

Q.	Will the Conversion affect the way my investments are managed?

A. No. The Adviser is also the investment adviser to the Acquiring Portfolio and it will be managed by the same portfolio management team and will have the same investment objective, strategies and policies as those of the Acquired Portfolio.

Q.	Will the fees and expenses of the Acquiring Portfolio be lower than the fees and expenses of the Acquired Portfolio?

A. Yes. Following the Conversion, the Acquiring Portfolio is expected to have a lower net expense ratio than each share class of the Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Adviser and the Acquired Portfolio.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q.	Are there other benefits that I could experience as a stockholder of the Acquiring Portfolio?

A. Yes. In addition to lower total net expenses, as a stockholder of the Acquiring Portfolio you could also benefit from additional trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency.

•

Additional Trading Flexibility. As a stockholder of the Acquired Portfolio, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio. This NAV is calculated once per business day. As a stockholder of the Acquiring Portfolio, however, you will be able to purchase and sell shares of the Acquiring Portfolio throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Portfolio’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Portfolio’s NAV.

•

Increased Transparency. Currently, the Acquired Portfolio only provides periodic disclosure of its complete portfolio holdings. Following the Conversion, however, the Acquiring Portfolio will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Portfolio, will be found on the Acquiring Portfolio’s website at www.abfunds.com.

•

Enhanced Tax Efficiency. Stockholders of the Acquired Portfolio also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows stockholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all taxable stockholders of the mutual fund.

Q.	Are there any differences in risks between the Acquired Portfolio and Acquiring Portfolio?

A. Yes. While most of the risks of the Acquired Portfolio and Acquiring Portfolio are the same, the Acquiring Portfolio is subject to certain risks unique to operating as an ETF. For example, you will be subject to the risk that shares of the Acquiring Portfolio will trade at market prices that are above (premium) or below (discount) the Acquiring Portfolio’s NAV per share, whereas shares of the Acquired Portfolio are purchased and sold at prices based upon their NAV as next determined after an order is received. You will also be subject to the risk that the Acquiring Portfolio’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Portfolio, do not engage in such transactions, which could cause the Acquiring Portfolio’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Principal Risks.” We discuss these risks later in the Information Statement/Prospectus.

Q.	Is there anything else that will be different once I am a stockholder of the Acquiring Portfolio?

A. Yes. As a stockholder of the Acquired Portfolio, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio, subject to any applicable sales charges and fees.

Acquiring Portfolio shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Portfolio through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Acquired Portfolio operates with a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares and all stockholders will own shares of common stock of the Acquiring Portfolio rather than a particular class of shares.

Q.	Will stockholders have to pay any sales load, commission or other similar fee in connection with the Conversion?

A. No. Stockholders will not pay any sales load, commission or other similar fee in connection with the receipt of ETF shares from the Conversion.

Q.	When will the Conversion take place?

A. The Conversion is expected to take effect on or about May 12, 2023 (the “Closing Date”). The Acquired Portfolio will publicly disclose material developments, including the date of the Conversion.

Q.	Who will bear the expenses of the Conversion?

A. Under the Plan, the expenses of the Conversion are expected to be borne by the Adviser.

Q.	Will the Conversion result in any federal tax liability to me?

A. The Conversion is intended to be treated as a tax-free Conversion for U.S. federal income tax purposes. If the Conversion qualifies for tax-free treatment, Acquired Portfolio stockholders who are U.S. citizens or permanent residents would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Portfolio shares for Acquiring Portfolio shares pursuant to the Conversion (except with respect to cash received).

In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of the Acquired Portfolio shares is returned to you or if your Acquired Portfolio shares are transferred by your financial intermediary to a different investment option because you did not hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion.

Stockholders should consult their tax advisors about possible federal, state, local and foreign tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.

Q.	Can I purchase, redeem or exchange Acquired Portfolio shares before the Conversion takes place?

A. Yes. You can purchase Acquired Portfolio shares until May 4, 2023. You can exchange or redeem Acquired Portfolio shares until the day before the Conversion occurs. That means your exchange or redemption order must be received by May 11, 2023. Any shares not redeemed before the date of the Conversion, which we expect will be May 12, 2023, will be exchanged for shares of the Acquiring Portfolio, unless they are not held in a brokerage account that can hold ETF shares. If you do not hold your shares in a brokerage account, your shares will be redeemed immediately before the Conversion, which could be a taxable event for you.

Q.	Whom do I contact for further information?

A. You can contact your financial advisor or other financial intermediary for further information. You also may contact the Adviser at 800-221-5672. You can also find information online at www.abfunds.com.

Important additional information about the Conversion is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

v

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your account holding Acquired Portfolio shares prior to the Conversion in order to receive shares of the Acquiring Portfolio.

Q.	What types of accounts can receive shares of the Acquiring Portfolio as part of the Conversion?

A. If you hold your Acquired Portfolio shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Portfolio in the Conversion. No further action is required.

Q.	What types of accounts cannot receive shares of the Acquiring Portfolio as part of the Conversion?

A. The following account types generally cannot hold shares of ETFs:

•

Fund Direct Accounts. If you hold your Acquired Portfolio shares in an account directly with the Acquired Portfolio at its transfer agent, AllianceBernstein Investor Services, Inc. (“ABIS”) (a “fund direct account”), you should transfer your Acquired Portfolio shares to a brokerage account that can accept shares of the Acquiring Portfolio prior to the Conversion. For this purpose, a fund direct account includes a fund direct IRA. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of the Acquired Portfolio shares. You have a fund direct account if you receive quarterly account statements directly from the Acquired Portfolio and not from a third-party broker-dealer.

•

Non-Accommodating Brokerage Accounts. If you hold your Acquired Portfolio shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

•

Non-Accommodating Retirement Accounts. If you hold your Acquired Portfolio shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to make a new investment selection in your non-accommodating retirement account or your financial intermediary may divest you from the Acquired Portfolio and select a different investment option prior to the Conversion.

If you are unsure about the ability of your account to accept shares of the Acquiring Portfolio, please call 800-221-5672 or contact your financial advisor or other financial intermediary.

Q.	How do I transfer my Acquired Portfolio shares from a fund direct account to a brokerage account that accepts ETF shares?

A. Transferring your Acquired Portfolio shares from a fund direct account to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please contact your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Portfolio into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Portfolio. Your broker will require your account number with the Acquired Portfolio, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Portfolio’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

Q.	How do I transfer my Acquired Portfolio shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Portfolio shares?

A. The broker where you hold your Acquired Portfolio shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.	What will happen if I do not have a brokerage account that can accept Acquiring Portfolio shares at the time of the Conversion?

A. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment to a different investment option prior to the Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses charged by your intermediary and may also be subject to tax. It may take time for you to receive your cash payments. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

Q.	What if I don’t want to hold ETF shares?

A. If you don’t want to receive Acquiring Portfolio shares in connection with the Conversion, you may redeem your Acquired Portfolio shares or exchange those shares for shares of another eligible AB mutual fund prior to the Conversion. Currently, the Acquired Portfolio expects that the last day to exchange your Acquired Portfolio shares for shares of another AB mutual fund will be May 11, 2023 and the last day to redeem your Acquired Portfolio shares will be May 11, 2023. Generally, there are no costs or fees associated with an exchange of Acquired Portfolio shares. The redemption or exchange of your Acquired Portfolio shares may be a taxable event.

INFORMATION STATEMENT/PROSPECTUS

Acquisition of the Assets and Assumption of the Liabilities of

AB BOND FUND, INC.—AB HIGH YIELD PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC.—AB HIGH YIELD ETF

1345 Avenue of the Americas

New York, New York 10105

March 13, 2023

This Information Statement/Prospectus is being furnished to stockholders of AB High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc., a Maryland corporation, to inform them of a plan to reorganize the Acquired Portfolio into an exchange-traded fund (“ETF”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

The Acquired Portfolio will be reorganized into AB High Yield ETF (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), a newly-created ETF that is a series of AB Active ETFs, Inc., a Maryland corporation (together with AB Bond Fund, Inc., the “Companies” and, each, a “Company”), and the Acquired Portfolio will subsequently be liquidated (the “Conversion”). We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios”.

The Board of Directors of AB Bond Fund, Inc. (who are also the Directors of AB Active ETFs, Inc.) (the “Acquired Portfolio Board” or “Board”) approved the Conversion. The Acquired Portfolio Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolio as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for the Acquired Portfolio, participation in the Conversion is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio’s stockholders will not be diluted as a result of the Conversion.

The Conversion will be accomplished in accordance with an Agreement and Plan of Acquisition and Termination (the “Plan”). The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. A copy of the form of the Plan pertaining to the Conversion is included as Exhibit A to this Information Statement/Prospectus.

For federal income tax purposes, the Conversion is intended to be structured as a tax-free transaction for the Acquired Portfolio, the Acquiring Portfolio, and the stockholders of the Acquired Portfolio. If you remain a stockholder of the Acquired Portfolio on the Closing Date (as defined below) of the Conversion, you will receive shares of the Acquiring Portfolio and, in some cases, cash that combined with the shares have the same value as your Acquired Portfolio shares on that date. Shares of the Acquiring Portfolio are not issued in fractional shares. As a result, cash will be paid to some stockholders in lieu of fractional shares of the Acquiring Portfolio, which may be taxable. If you do not hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold Acquired Portfolio shares through a fund direct individual retirement account (“IRA”) and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF (AND, IF SO, TAKE THE ACTIONS DESCRIBED HEREIN).

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Acquired Portfolio and the Acquiring Portfolio have identical investment objectives, fundamental investment policies, investment strategies and portfolio management teams. The principal executive offices of AB Bond Fund, Inc. and AB Active ETFs, Inc. are located at 1345 Avenue of the Americas, New York, New York 10105.

Shares of the Acquiring Portfolio will be listed for trading on NYSE Arca, Inc. (the “Exchange”).

The Conversion is anticipated to occur after the close of trading on May 12, 2023 (the “Closing Date”). The Closing Date may be delayed. The Acquired Portfolio will publicly disclose any changes to the applicable Closing Date. In preparation for the closing of the Conversion, purchase orders must be received by the Acquired Portfolio by May 4, 2023, and exchange orders and redemption orders must be received by the Acquired Portfolio by May 11, 2023. These dates may change if the Closing Date of the Conversion changes.

Any Acquired Portfolio shares that you hold after the final redemption date will be reorganized into shares of the Acquiring Portfolio or redeemed for cash as a result of the Conversion.

The Acquiring Portfolio is expected to begin trading on May 15, 2023.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by AB Active ETFs, Inc. with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Portfolio and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Conversion (the “Statement of Additional Information”), dated March 13, 2023, is available upon request and without charge by contacting the Portfolio. The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

•	Acquired Portfolio prospectus and SAI dated January 31, 2023 for AB Bond Fund, Inc. which is on file with the SEC (File Nos. 811-02383 and 002-48227) (Accession No. 0000919574-23-000571);

•	Acquiring Portfolio prospectus and SAI dated March 7, 2023 for AB Active ETFs, Inc. which is on file with the SEC (File Nos. 811-23799 and 333-264818) (Accession No. 0000919574-23-002047).

The Acquired Portfolio’s file numbers are 811-02383 and 002-48227 and the Acquiring Portfolio’s file numbers are 811-23799 and 333-264818.

The Acquired Portfolio can be reached by calling 800-221-5672 or by writing to AllianceBernstein Investor Services, Inc. (“ABIS”), P.O. Box 786003, San Antonio, TX 78278-6003.

The Acquired Portfolio’s prospectus, statement of additional information, and Annual Reports and Semi-Annual Reports, where applicable, are available at www.abfunds.com.

You may request free copies of the Acquired Portfolio’s prospectus and SAI (including any supplement thereto), the Acquiring Portfolio’s prospectus and SAI from ABIS by calling 800-221-5672, or by writing to P.O. Box 786003, San Antonio, Texas 78278-6003.

You may also request free copies of the Acquiring Portfolio’s prospectus and SAI from Foreside Fund Services, LLC (“Foreside”) by calling (800) 243-5994, or by writing to Three Canal Plaza, Suite 100, Portland, Maine 04101.

Because the Acquiring Portfolio has not yet commenced operations, no stockholder reports are available.

All available materials have been filed with the SEC.

AB Bond Fund, Inc. and AB Active ETFs, Inc. also file proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated March 13, 2023, is expected to be mailed to stockholders of the Acquired Portfolio on or about March 13, 2023.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Stockholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Information Statement/Prospectus in Exhibit A, and the Acquiring Portfolio Prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “stockholder”, “you”, and “your” refer to stockholders of the Acquired Portfolio.

WHAT IS HAPPENING TO THE ACQUIRED PORTFOLIO?

The Acquired Portfolio, which is currently operated as a mutual fund, will be converted into an ETF through the conversion of the Acquired Portfolio into the newly-created Acquiring Portfolio, which has the same investment objective, policies and strategies as the Acquired Portfolio. As an ETF, the Acquiring Portfolio’s shares will be traded on the Exchange. The transaction between the Acquired Portfolio and Acquiring Portfolio is referred to in this Information Statement/Prospectus as the “Conversion.” The Conversion will be accomplished in accordance with the Plan. For reference purposes, the names of the Acquired Portfolio and Acquiring Portfolio are listed in the chart below.

Acquired Portfolio	Acquiring Portfolio
AB High Yield Portfolio	AB High Yield ETF

HOW WILL THE CONVERSION WORK?

The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the Acquiring Portfolio, equal in aggregate NAV to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. Stockholders of the Acquired Portfolio will not be assessed any sales charges or other stockholder fees in connection with the Plan.

Shares of the Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of the Acquiring Portfolio shares. Instead, the stockholder will receive a cash payment in redemption of their Acquired Portfolio shares before the Conversion is effected. This exchange will occur on the Closing Date of the Conversion, which is the specific date on which the Conversion takes place. The Closing Date of the Conversion is expected to occur after the close of business on or about May 12, 2023.

WHY IS THE CONVERSION HAPPENING AND DID THE BOARD APPROVE THE CONVERSION?

After considering the recommendation of the Adviser, the Directors on the Acquired Portfolio Board (who are also the Directors of AB Active ETFs, Inc.) concluded that the Conversion is in the best interests of the Acquired Portfolio. The ETF structure of the Acquiring Portfolio may provide benefits with respect to capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance the mutual fund’s holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same process. As a result, stockholders in an ETF generally realize most of their capital gains on their investment in the ETF when they sell their ETF shares.

The Acquiring Portfolio will pursue the same investment objective and have the same investment policies and strategies as the Acquired Portfolio. The Adviser will continue as the investment adviser of the Acquiring Portfolio after the Conversion and no change in portfolio managers will result from the Conversion. In addition, the Acquiring Portfolio is expected to have a lower net expense ratio than each share class of the Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Adviser and the Acquired Portfolio. The Acquired Portfolio Board recognizes that as stockholders of an ETF after the Conversion, stockholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Portfolio shares that the stockholders did not experience as mutual fund stockholders. However, the Acquired Portfolio Board believes that the benefits of the ETF structure outweigh these costs. Stockholders of the Acquiring Portfolio will also benefit from additional trading flexibility and increased transparency of portfolio holdings.

The Acquired Portfolio Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), after careful consideration, have determined that the Conversion is in the best interests of the Acquired Portfolio and will not dilute the interests of the existing stockholders of the Acquired Portfolio. The Acquired Portfolio Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Conversion in the section entitled “Reasons for the Conversion.”

Similarly, the Board of Directors of AB Active ETFs, Inc., including all of the Independent Directors, has approved the Conversion with respect to the Acquiring Portfolio.  The Board of Directors of AB Active ETFs, Inc. has determined that the Conversion is in the best interest of the Acquiring Portfolio.

HOW WILL THE CONVERSION AFFECT ME?

When the Conversion is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the Acquiring Portfolio. As described in more detail above, upon completion of the Conversion, you will receive shares of the Acquiring Portfolio and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio shares you owned on the Closing Date of the Conversion. Shares of the Acquiring Portfolio are not issued in fractional shares. For some stockholders, their brokerage account does not accept or manage fractional share allocations of ETFs. For those stockholders, in addition to the Acquiring Portfolio shares received in the Conversion, those stockholders will also receive a cash payment in lieu of the fractional shares that would otherwise have been issued in the Conversion, and that cash payment may be taxable. Some stockholders hold their shares in brokerage accounts with an intermediary who is able to manage fractional share allocations. For those stockholders, no cash payment in lieu of fractional shares is required.

In order to receive shares of the Acquiring Portfolio as part of the Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your investment will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of the Acquiring Portfolio as part of the Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio.

After the Conversion, individual shares of the Acquiring Portfolio may only be purchased and sold in the secondary market. Shares of the Acquiring Portfolio will be listed on the Exchange. Shares of the Acquiring Portfolio may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Portfolio after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Portfolio’s shares will trade at market prices rather than at NAV, the Acquiring Portfolio’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Portfolio’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, the Acquired Portfolio operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike stockholders of the Acquired Portfolio, stockholders of the Acquiring Portfolio will not own a particular class of shares.

WHO WILL BEAR THE EXPENSES OF THE CONVERSION?

The expenses of the Conversion are expected to be borne by the Adviser.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION?

As a condition to the closing of the Conversion, the Acquired Portfolio and Acquiring Portfolio must receive an opinion of Seward & Kissel LLP (“Seward & Kissel”) to the effect that the Conversion will constitute a “reorganization” within the meaning of

Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Acquired Portfolio will recognize gain or loss as a direct result of the Conversion of the Acquired Portfolio (except with respect to cash received by a stockholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for the Acquiring Portfolio shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Portfolio shares that you surrender in the Conversion. Prior to the consummation of the Conversion, you may redeem your Acquired Portfolio shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of the Conversion, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Conversion, please see the section “Information About the Plan—Federal Income Tax Consequences.”

HOW DO THE PORTFOLIOS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND INVESTMENT POLICIES COMPARE?

The Acquired Portfolio and Acquiring Portfolio have identical investment objectives, fundamental investment policies and investment strategies.

WHAT ARE THE PRINCIPAL RISKS OF AN INVESTMENT IN THE PORTFOLIOS?

The investment risks associated with an investment in the Acquired and Acquiring Portfolios are identical, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF. The Acquiring Portfolio is subject to the following risks for ETFs:

•

ETF Share Price and Net Asset Value Risk: The Portfolio’s shares are expected to be listed for trading on the Exchange. Shares are expected to be bought and sold in the secondary market at market prices. The NAV of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creation and redemption process or the existence of extreme market volatility could result in the Portfolio’s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

•

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant agreement with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a premium or discount to the Portfolio’s NAV, or the Portfolio could face trading halts or de-listing.

•

Active Trading Market Risk: There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

For further information about the risks of investments in the Portfolios, see “Principal Risks” below.

HOW WILL THE CONVERSION AFFECT THE FEES AND EXPENSES THAT I PAY AS A STOCKHOLDER OF A PORTFOLIO?

Following the Conversion, the Acquiring Portfolio is expected to have a lower net expense ratio than that of each share class of the Acquired Portfolio because the Acquiring Portfolio’s unitary investment advisory fee and other expenses will be lower than the advisory fee and other expenses of the Acquired Portfolio after taking into consideration the fee waivers and expense limitations agreed to by the Adviser with respect to the share classes of the Acquired Portfolio. The lower net expense ratio of the Acquiring Portfolio is attributable primarily to the advisory fee arrangement, which has been established as a unitary fee and priced in comparison to other ETFs with a similar fee arrangement and similar investment objectives, policies and strategies. A comparison of the fees and expenses of the Acquired Portfolio and Acquiring Portfolio is provided below under the heading, “Comparison of Fees.”

WHAT ARE THE DISTRIBUTION ARRANGEMENTS FOR THE PORTFOLIOS?

AllianceBernstein Investments, Inc. (“ABI”) serves as the distributor and principal underwriter for the Acquired Portfolio shares. The Acquiring Portfolio is distributed by Foreside Fund Services, LLC (“Foreside”), which serves as the principal underwriter for the shares of the Acquiring Portfolio. Foreside and ABIS are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934, as amended, and each is a member of the Financial Industry Regulatory Association (“FINRA”). Foreside or its agent distributes Creation Units (as defined below) for the Acquiring Portfolio on an agency basis. Foreside does not maintain a secondary market in shares of the Acquiring Portfolio. Foreside has no role in determining the investment policies of the Acquiring Portfolio or the securities that are purchased or sold by the Portfolio. Foreside’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

WHAT ARE THE PORTFOLIOS’ ARRANGEMENTS FOR PURCHASES, EXCHANGES AND REDEMPTIONS?

The Acquired Portfolio and Acquiring Portfolio have different procedures for purchasing, exchanging and redeeming shares. You may refer to the Acquiring Portfolio’s Prospectus, which accompanies this Information Statement/Prospectus, under the section titled “Investing in the Fund” for the procedures applicable to purchases and sales of the shares of the Acquiring Portfolio, which are also summarized below. Only Authorized Participants may purchase or redeem ETF shares directly from the Acquiring Portfolio, in creation units, which are large blocks of shares. Retail stockholders purchase and sell shares in the secondary market at a market price on an exchange. The Acquired Portfolio Prospectus provides information under the sections titled “How to Buy Shares,” “How to Exchange Shares” and “How to Sell or Redeem Shares” with respect to the procedures applicable to purchases, exchanges and sales of the Acquired Portfolio shares, which are also summarized below.

Acquired Portfolio

You may purchase the Acquired Portfolio’s Class A shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Acquired Portfolio’s principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are: (i) making an initial investment and the Acquired Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Acquired Portfolio stockholder with an account held directly with the Acquired Portfolio; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC. Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Acquired Portfolio. You may purchase Advisor Class shares of the Acquired Portfolio through your financial advisor at NAV. Advisor Class shares may be purchased and held solely: (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI; (ii) through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and (iii) by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares.

Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the New York Stock Exchange (“NYSE”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.

You may exchange your Acquired Portfolio shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Acquired Portfolio may modify, restrict, or terminate the exchange privilege on 60 days’ written notice. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

You may “redeem” your Acquired Portfolio shares (i.e., sell your shares to a Portfolio) on any day the NYSE is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial intermediary.

Your sale price will be the next-determined NAV, less any applicable CDSC, after the Acquired Portfolio receives your redemption request in proper form.

Acquiring Portfolio

Shares of the Acquiring Portfolio may be acquired or redeemed directly from the Acquiring Portfolio only in Creation Units or multiples thereof. Only an Authorized Participant may engage in creation or redemption transactions directly with the Acquiring Portfolio. Once created, shares of the Acquiring Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Portfolio are listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. The Acquiring Portfolio does not impose any minimum investment for shares of the Acquiring Portfolio purchased on an exchange or otherwise in the secondary market.

When buying or selling shares of the Acquiring Portfolio through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Acquiring Portfolio based on the Acquiring Portfolio’s trading volume and market liquidity, and is generally lower if the Acquiring Portfolio has high trading volume and market liquidity, and higher if the Acquiring Portfolio has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Acquiring Portfolio’s spread may also be impacted by the liquidity of the underlying securities held by the Acquiring Portfolio, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The trading prices of the Acquiring Portfolio’s shares in the secondary market generally differ from the Acquiring Portfolio’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Acquiring Portfolio, economic conditions and other factors.

The Acquiring Portfolio’s NAV is calculated on any day the NYSE is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Acquiring Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Acquiring Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Acquiring Portfolio does not price its shares, the NAV of the Acquiring Portfolio’s shares may change on days when stockholder will not be able to purchase or redeem their shares in the Acquiring Portfolio.

COMPARISON OF SOME IMPORTANT FEATURES OF THE PORTFOLIOS

COMPARISON OF PERFORMANCE

The Acquiring Portfolio is a newly-formed “shell” fund that has not yet commenced operations, and therefore, has no performance history predating the Conversion. The Acquiring Portfolio has been organized solely in connection with the Conversion to acquire all of the assets and liabilities of the Acquired Portfolio and continue the business of the Acquired Portfolio. Therefore, after the Conversion, the Acquired Portfolio will remain the “accounting survivor.” This means that the Acquiring Portfolio will continue to show the historical investment performance and returns of the Acquired Portfolio (even after liquidation).

The historical performance of the Acquired Portfolio, as it is to be adopted by the Acquiring Portfolio, is included in the Acquiring Portfolio prospectus that has accompanied this Information Statement/Prospectus.

COMPARISON OF FEES

Stockholders of the Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Acquired Portfolio’s Advisor Class shares for the fiscal year ended October 31, 2022 and the anticipated expenses of the Acquiring Portfolio during its first year of operation. Prior to the Conversion, Class A and Class Z shares of the Acquired Portfolio will be automatically converted into Advisor Class shares. The tables also show the pro forma expenses of the combined Acquiring Portfolio after giving effect to the Conversion, based on pro forma net assets as of October 31, 2022. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Conversion.

Fees

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio Shares	Acquiring Portfolio Shares	Pro Forma—Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Exchange Fee	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio Shares	Acquiring Portfolio Shares		Pro Forma—Acquiring Portfolio after Conversion
Management Fees	.45%	.40%	(a)	.40%

Distribution and/or Service (12b-1) Fees	None	None		None

Other Expenses:
Transfer Agent	.11%	None		None
Other Expenses	.79%	None		None

Total Other Expenses	.90%	None		None

Acquired Fund Fees and Expenses	None	None		None

Total Annual Fund Operating Expenses	1.35%	.40%		.40%

Fee Waiver and/or Expense Reimbursement(b)	(.75)%	None		None

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.60%	.40%		.40%

(a)

The Acquiring Portfolio’s investment advisory agreement will have a unitary fee structure under which the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.

(b)

The Adviser has contractually agreed to waive fees and/or to bear expenses of the Acquired Portfolio until January 31, 2024 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.60% of average daily net assets for Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2024 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Acquired Portfolio with the cost of investing in the Acquiring Portfolio. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Portfolio Shares	Acquiring Portfolio Shares	Pro Forma—Acquiring Portfolio after Conversion
After 1 Year	$61	$41	$41

After 3 Years	$354	$128	$128

After 5 Years	$668	$224	$224

After 10 Years	$1,558	$505	$505

COMPARISON OF INVESTMENT ADVISORY FEES

The Funds have different advisory fee structures, as described below.

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets): 0.45 of 1% of the first $2.5 billion; 0.425 of 1% of the excess of $2.5 billion up to $5 billion; and 0.40 of 1% of the excess over $5 billion. The fee is accrued daily and paid monthly.

Fee Waiver and/or Expense Reimbursement

The Adviser has contractually agreed to waive fees and/or to bear expenses of the Acquired Portfolio until January 31, 2024 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Acquired Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.85%, 0.60% and 0.60% of average daily net assets, respectively, for Class A, Advisor Class and Class Z shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2024 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period. After the Conversion, the Adviser will not be permitted to seek recoupment of fees waived or expenses capped during the operation of the Acquired Portfolio prior to the Conversion.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of .40% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio. After the Conversion, the Adviser will not be able to recoup fees waived or expenses capped from the prior period of operations of the Acquired Portfolio.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The investment objectives of the Portfolios and the Portfolios’ principal investment strategies are identical, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio
Investment Objective	The Portfolio’s investment objective is to seek to maximize total return consistent with prudent investment management.	Identical.

Status	The Portfolio is diversified.	Identical.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities rated Ba1 or lower by Moody’s Investors Service (“Moody’s”), or BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent by any nationally recognized statistical rating organization (“NRSRO”) (commonly known as “junk bonds”); unrated securities considered by the Adviser to be of comparable quality; and related derivatives.

Identical.

	The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Portfolio may also invest in equity securities.	Identical.

In selecting securities for purchase or sale by the Portfolio, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Identical.

The Portfolio invests most often in securities of U.S. issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

Identical.

The Portfolio expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent, subject to the limits of applicable law. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Portfolio by creating aggregate market exposure substantially in excess of the Portfolio’s net assets.

Identical.

PRINCIPAL RISKS

The risks associated with an investment in the Acquired Portfolio and Acquiring Portfolio are identical, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF. Below the principal risks for the Acquired Portfolio and Acquiring Portfolio are identified followed by a description of each risk.

The Acquired Portfolio and Acquiring Portfolio are both subject to the following risks: Market Risk, Interest Rate Risk, Credit Risk, Below Investment Grade Securities Risk, Duration Risk, Inflation Risk, Derivatives Risk, Leverage Risk, Foreign (Non-U.S.) Investments Risk, Emerging Market Risk, Currency Risk, Illiquid Investments Risk and Management Risk. Additionally, the Acquiring Portfolio is subject to ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

Each of these risks is more fully described below.

Market Risk

The value of the Portfolio’s assets will fluctuate as the markets for securities in which the Portfolio invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest Rate Risk

Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk

An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk

Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk

Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk

This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk

Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk

To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-U.S.) Investments Risk

Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk	Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk	Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments in fixed-income securities denominated in foreign currencies or reduce the Portfolio’s returns.

Illiquid Investments Risk

Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

ETF Share Price and Net Asset Value Risk

The Portfolio’s shares are expected to be listed for trading on the Exchange. Shares are expected to be bought and sold in the secondary market at market prices. The NAV of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio ‘s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

Authorized Participant Risk

Only a limited number of financial institutions that enter into an authorized participant agreement with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a premium or discount to the Portfolio’s NAV, or the Portfolio could face trading halts or de-listing.

Active Trading Market Risk

There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

Management Risk

The Portfolio is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income from the Acquired Portfolio, if any, are declared daily and paid monthly. Dividends from net investment income from the Acquiring Portfolio, if any, are declared and paid monthly. The Portfolios distribute their net realized capital gains, if any, to stockholders at least annually. During the fourth quarter of the calendar year, typically in early November, an estimate of each Portfolio’s capital gains distribution, if any, will be made available on the Portfolio’s website at www.alliancebernstein.com/investments/us/tax-center.htm.

The way that dividends are received differs between the Acquired Portfolio and Acquiring Portfolio. Stockholders of the Acquired Portfolio may make an election to receive dividends and distributions in cash or in shares at the time they purchase Acquired Portfolio shares. Stockholders of the Acquired Portfolio may participate in a fund-sponsored dividend reinvestment plan. The election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions with respect to the Acquired Portfolio. If a stockholder receives an income dividend or capital gains distribution in cash he may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional Acquired Portfolio shares without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless the stockholder otherwise specifies, he will be deemed to have elected to reinvest all subsequent dividends and distributions in Acquired Portfolio shares.

The Acquiring Portfolio does not offer a fund-sponsored dividend reinvestment plan. Stockholders of the Acquiring Portfolio who purchase shares on the secondary market will receive all income dividends and capital gains distributions from their brokers in cash, unless the stockholder’s broker provides an option for the reinvestment of dividends and distributions. Dividends and distributions in cash may be reinvested automatically in additional whole shares of the Acquiring Portfolio only if the broker through whom the stockholder holds their shares makes such an option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker. Stockholders should consult with their broker about applicable dividend reinvestment options and associated fees and expenses.

PRICING AND VALUATION ARRANGEMENTS

The Acquired Portfolio and Acquiring Portfolio apply the same procedures for calculating their NAV per share and valuing their portfolio securities. The Portfolios determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Portfolios will not be priced on days that the NYSE is closed for trading. The Portfolios have adopted the same policies and procedures for valuing their portfolio assets. The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. Further information about the Portfolios’ pricing and valuation arrangements is contained in the prospectuses and statements of additional information of the Acquired Portfolio and Acquiring Portfolio.

MANAGEMENT OF THE PORTFOLIOS

The Board of Directors of each Company, which is comprised of the same persons, oversees the management of the business and affairs of the Portfolio. The Board of Directors approves all significant agreements between each respective Portfolio and persons or companies furnishing services to it, including a Portfolio’s agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of each Portfolio are delegated to its officers and the Portfolio’s Adviser, subject to the Portfolio’s investment objective and policies and to general oversight by the Portfolio’s Board of Directors. After the consummation of the Conversion, the directors and officers of the Acquiring Portfolio will continue to serve as the directors and officers of the combined Portfolio.

The management of, and investment decisions for each Portfolio’s portfolio are made by the Adviser’s High Yield Investment Team. Gershon M. Distenfeld, Robert Schwartz and William Smith are the investment professionals with primary responsibility for the day-to-day management of each Portfolio’s portfolio. For additional information about the portfolio management of each Portfolio, see “Management of the Fund[s] – Portfolio Managers” in each Portfolio’s Prospectus. The Conversion is not expected to result in any change in portfolio management.

INFORMATION ABOUT THE CONVERSION

REASONS FOR THE CONVERSION

At the Board Meeting, the Adviser recommended that the Directors of each Company (who are the same persons) approve the proposed Plan and Conversion because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of stockholders. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same processes. As a result, stockholders of an ETF that creates and redeems its shares primarily in-kind generally realize most of their capital gains in respect of their investment in the ETF when they sell their ETF shares.

The Acquiring Portfolio will pursue the same investment objective and apply the same investment policies and strategies as the Acquired Portfolio, but have the risks and benefits of operating in the ETF structure. The Adviser will continue as the investment adviser of the Acquiring Portfolio after the Conversion and no change in portfolio managers will result from the Conversion. The Acquiring Portfolio will have a lower management fee rate than that of the Acquired Portfolio and the Acquiring Portfolio, under its unitary fee structure, is expected to experience lower overall expenses as compared to the Acquired Portfolio.

In considering the Plan, the Board requested and received detailed information from the Adviser regarding the Conversion, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of the Acquired Portfolio and the Acquiring Portfolio; (3) comparative data analyzing the fees and expenses of the Portfolios; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Portfolio; (5) the management, financial position, and business of the Adviser and its affiliates; and (6) the impact of the Conversion on the Acquired Portfolio and its stockholders.

With respect to the information listed above, the Board considered that, among other information: (1) the Conversion was designed to be a tax-free reorganization and the shares of the Acquiring Portfolio that would be received by the stockholders of the Acquired Portfolio in the exchange will be equal in aggregate NAV to the aggregate NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount) as of the Closing Date of the Conversion; (2) the investment objectives, strategies and policies of the Acquired Portfolio and the Acquiring Portfolio are identical; (3) the management fee of the Acquiring Portfolio is less than the management fee of the Acquired Portfolio, and the Acquiring Portfolio is expected to experience significantly lower overall expenses as compared to the Acquired Portfolio under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of the Acquiring Portfolio as an ETF will benefit tax conscious stockholders; and (5) AllianceBernstein L.P. is the adviser of both the Acquired Portfolio and Acquiring Portfolio and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. The Board also considered that the Conversion met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of stockholders of the Acquired Portfolio or Acquiring Portfolio.

After careful consideration, the Board, including all of the Independent Directors, determined that the Conversion would be in the best interests of the Acquired Portfolio and that the interests of existing stockholders of the Acquired Portfolio would not be diluted as a result of the Conversion. The Directors have unanimously approved the Plan and Conversion.

In making these determinations, the Board, including all of the Independent Directors, considered a number of factors, including the potential benefits and costs of the Conversion to the stockholders of the Acquired Portfolio. These considerations included the following:

•

The ETF structure has certain benefits for investors generally, including tax efficiency, holdings transparency, intra-day share tradability, reduced operating expenses, and higher invested assets because of reduced cash holdings;

•	The same investment adviser and portfolio managers that currently manage the Acquired Portfolio are expected to manage the Acquiring Portfolio following the closing of the Conversion;

•

The Acquired Portfolio’s portfolio management team has no objection to portfolio holdings being publicly available on a daily basis, and does not believe that there is any meaningful possibility for third parties to profit significantly from their access to such holdings information;

•	The Acquired Portfolio’s conversion to the Acquiring Portfolio should have minimal impact on investment operations, except for the potential for reduced cash holdings;

•

The management fee of the Acquiring Portfolio is .40% under its unitary fee structure, which is below the Acquired Portfolio’s current advisory fee of 0.45%, at the last breakpoint in the Acquired Portfolio’s advisory fee, and well below the Acquired Portfolio’s total expense ratio of 0.60% (for Advisor Class shares, with the current expense cap);

•

The Conversion would provide an opportunity for the Acquiring Portfolio’s asset growth (as compared to current Acquired Portfolio asset levels, which have not increased meaningfully in recent years), increasing the chances of its long-term viability;

•	The investment objectives, investment strategies and investment policies of the Acquired Portfolio and the Acquiring Portfolio are identical;

•

The risks associated with an investment in the Acquired Portfolio and the Acquiring Portfolio are identical, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF;

•	The ETF structure of the Acquiring Portfolio may provide benefits with respect to tax efficiency;

•

Stockholders of the Acquired Portfolio must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Portfolio and if a stockholder does not hold their Acquired Portfolio shares through that type of brokerage account, the stockholder will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, the stockholder’s investment in the Acquired Portfolio will be liquidated and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. If a stockholder holds Acquired Portfolio shares through a fund direct IRA and does not take action prior to the Conversion, the stockholder’s Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of the stockholder’s Acquired Portfolio shares. Alternatively, if a stockholder holds their Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, the financial intermediary may transfer the stockholder’s investment in the Acquired Portfolio to a different investment option prior to the Conversion. In some cases, the liquidation of the Acquired Portfolio shares and your receipt of cash, or the transfer of an investment, may be subject to fees and expenses and may also be a taxable event for a stockholder. The Directors also considered that the Adviser has implemented a communications plan intended to provide adequate notice to stockholders so that they may enter into appropriate arrangements prior to the Conversion, as well as the very small number of stockholders and net assets affected by this consideration;

•	A vote of stockholders of the Acquired Portfolio is not required under AB Bond Fund, Inc.’s governing documents or the 1940 Act;

•

Except with respect to any cash payment received in lieu of fractional shares or payments in redemption of Acquired Portfolio shares, the Conversion is intended to be tax-free for federal income tax purposes for stockholders of the Acquired Portfolio;

•

The Acquiring Portfolio does not issue fractional shares so for some stockholders, fractional shares of the Acquired Portfolio will be redeemed at NAV immediately prior to the Conversion and result in a small cash payment, which will be taxable; and

•

Stockholders of the Acquired Portfolio may redeem their Acquired Portfolio shares prior to the Conversion if the stockholders do not wish to hold shares of an ETF, and that redemption may be taxable to the stockholder.

The Directors also considered, among other things:

•	the form of the Plan and the terms and conditions of the Conversion;

•

the fact that the Portfolios have similar advisory contract terms (except for the advisory fee rate) and the Adviser does not anticipate that the Conversion will result in any decline in the level of services from the level of services that historically have been provided to the Acquired Portfolio;

•	whether the Conversion would result in the dilution of stockholders’ interests;

•	the benefits of the Conversion to the Adviser, which will benefit from the elimination of separate monitoring and administration of the Acquired Portfolio;

•	the fact that the Acquiring Portfolio will assume all the liabilities, expenses and obligations of the Acquired Portfolio;

•	the expected federal income tax consequences of the Conversion; and

•	the expenses of the Conversion, and the fact that, under the Plan, all expenses of the Conversion are expected to be borne by the Adviser.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Directors (who consulted with their independent legal counsel concerning this matter), unanimously concluded that completing the Conversion is in the best interests of the stockholders of the Acquired Portfolio and that no dilution of value would result to the stockholders of the Acquired Portfolio from the Conversion.

Also at the Board Meeting, the Directors (who are Directors of both Companies) approved the Plan on behalf of the Acquiring Portfolio.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Conversion.

HOW WILL THE CONVERSION BE CARRIED OUT?

As provided in the Plan, the Acquiring Portfolio will acquire all the assets and assume all the liabilities, expenses and obligations of the Acquired Portfolio on the closing date of the Conversion (the “Closing Date”). In return, the Acquiring Portfolio will issue, and the Acquired Portfolio will distribute to its stockholders, a number of shares (and cash in lieu of fractional shares, if any) of the Acquiring Portfolio, determined by dividing the net value of all the assets of the Acquired Portfolio by the NAV of one share of the Acquiring Portfolio. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plan provides that stockholders of the Acquired Portfolio will be credited with shares of the Acquiring Portfolio corresponding to the aggregate NAV of the Acquired Portfolio shares that the stockholder holds of record at the Closing Date except as noted below.

Shares of the Acquiring Fund will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion, the stockholder will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, the stockholder’s Acquired Portfolio shares will be liquidated, and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Conversion.

Following the distribution of the Acquiring Portfolio shares in full liquidation of the Acquired Portfolio, the Acquired Portfolio will wind up its affairs and terminate as soon as is reasonably possible after the Conversion.

The Conversion is expected to be consummated in the second quarter of 2023. Under applicable legal and regulatory requirements, none of the Acquired Portfolio’s stockholders will be entitled to exercise objecting stockholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Conversion. Therefore, stockholders will be bound by the terms of the Conversion under the Plan. However, any stockholder of the Acquired Portfolio may redeem shares of common stock prior to the Conversion.

The parties may agree to amend the Plan to the extent permitted by law. If the Companies agree, the Plan may be terminated or abandoned at any time before the Conversion.

The Companies have made representations and warranties in the Plan that are customary in matters such as the Conversion. The Plan contains a number of conditions precedent that must occur before the Acquired Portfolio or Acquiring Portfolio is obligated to proceed with the Conversion. One of these conditions requires that the Companies shall have received a tax opinion as described below that the consummation of the Conversion will not result in the recognition of gain or loss for federal income tax purposes for the Acquired Portfolio, the Acquiring Portfolio or their stockholders. The receipt of a tax opinion is a condition of the Conversion that cannot be waived.

Although stockholder approval of the Conversion is not required and the Adviser does not anticipate that the Conversion will be terminated, if the Conversion is terminated, stockholders of the Acquired Portfolio would be notified of the change and the Acquired Portfolio would continue to operate as a series of AB Bond Fund, Inc.

WHO WILL BEAR THE EXPENSES OF THE CONVERSION?

The expenses of the Conversion are expected to be borne by the Adviser.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of some of the important U.S. federal income tax consequences of the Conversion and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual stockholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to stockholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Conversion, Seward & Kissel LLP will deliver an opinion (“Tax Opinion”) to AB Bond Fund, Inc. and AB Active ETFs, Inc. to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Portfolio and Acquiring Portfolio) and the existing U.S. federal income tax law, and conditioned on the Conversion being completed in accordance with the Plan, for U.S. federal income tax purposes:

•

The Conversion will qualify as a “reorganization” (as defined in Section 368(a) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Portfolio will recognize any gain or loss as a direct result of the Conversion;

•

The Acquired Portfolio’s stockholders will not recognize any gain or loss on the exchange of their Acquired Portfolio shares for the Acquiring Portfolio shares, except with respect to cash received in lieu of fractional shares, if any;

•

The aggregate tax basis in Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will be the same as the aggregate tax basis in the Acquired Portfolio shares the stockholder holds immediately before the Conversion (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will include the holding period for the Acquired Portfolio shares the stockholder holds immediately before the Conversion, provided that the stockholder holds the shares as capital assets at the time of the Conversion;

•

The Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Conversion, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefore (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Conversion; and

•

The Conversion will not result in the termination of the Acquired Portfolio’s taxable year and the Acquired Portfolio’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Portfolio without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Portfolios have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Conversion.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Conversion will be as described above. If the Conversion were consummated but the IRS or the courts were to determine that the Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Portfolio would recognize gain or loss on the transfer of its assets to the Acquiring Portfolio, and each stockholder of the Acquired Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it received.

The tax year of the Acquired Portfolio is expected to continue with the Acquiring Portfolio, and the capital gains, if any, resulting from portfolio turnover prior to the Conversion will be carried over to the Acquiring Portfolio. If the Conversion were to end the tax year of the Acquired Portfolio (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to stockholders from the Acquired Portfolio for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Conversion. If determined necessary by the Portfolios, the Acquired Portfolio will declare a distribution to stockholders, which together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Conversion.

General Limitation on Losses. Assuming the Conversion qualifies as a tax-free reorganization, as expected, the Acquiring Portfolio will succeed to the tax attributes of the Acquired Portfolio upon the closing of the Conversion, including any capital loss carryovers that could have been used by the Acquired Portfolio to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Portfolio will be available to offset future gains recognized by the combined Portfolio. Capital losses of a Portfolio arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Conversion, the Acquiring Portfolio has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Portfolio as a result of the Conversion. Thus, the Conversion of the Acquired Portfolio into the Acquiring Portfolio is not expected to result in any limitation on the use by the Acquiring Portfolio of the Acquired Portfolio’s capital loss carryovers, if any. However, the capital losses of the Acquiring Portfolio, as the successor in interest to the Acquired Portfolio, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Portfolio shares or other reorganization transactions in which the Acquiring Portfolio might engage post-Conversion.

The foregoing description of the U.S. federal income tax consequences of the Conversion applies generally to stockholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND STOCKHOLDER RIGHTS

The Acquired Portfolio is a series of AB Bond Fund, Inc. AB Bond Fund, Inc. is an open-end, registered management investment company. AB Bond Fund, Inc. was organized as a Maryland corporation in 1973. The operations of AB Bond Fund, Inc. are governed by its charter, Bylaws, and Maryland law. AB Bond Fund, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The Acquiring Portfolio is a series of AB Active ETFs, Inc. AB Active ETFs, Inc., an open-end, registered management investment company, was organized as a Maryland corporation in 2022. The operations of AB Active ETFs, Inc. are governed by its charter, Bylaws and Maryland law. AB Active ETFs, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Comparisons of the organizational documents governing AB Bond Fund, Inc. and AB Active ETFs, Inc. are provided in Exhibit B to this Information Statement/Prospectus.

Following the Conversion, stockholders of the Acquired Portfolio will receive shares of the Acquiring Portfolio of AB Active ETFs, Inc. equal in value to the shares of the Acquired Portfolio they hold. The Acquiring Portfolio shares will be credited to the Acquired Portfolio stockholder’s brokerage account and the Acquired Portfolio shares will be cancelled. If a stockholder does not have a brokerage account that can accommodate shares of an ETF at the time of the Conversion of the Acquired Portfolio, the Acquired Portfolio stockholder will not receive a distribution of Acquiring Portfolio shares and instead, the Acquired Portfolio stockholder’s shares will be redeemed by the Acquired Portfolio prior to the Conversion, and such Acquired Portfolio stockholder will receive a cash payment in redemption of their Acquired Portfolio shares.

WHAT ARE THE CAPITALIZATIONS OF THE PORTFOLIOS?

The following tables set forth the unaudited capitalization of the Acquired Portfolio and Acquiring Portfolio as of January 9, 2023, and the unaudited pro forma combined capitalization of the Acquiring Portfolio as adjusted to give effect to the proposed Conversion. The following are examples of the number of shares of each Acquiring Portfolio that would have been exchanged for the shares of the Acquired Portfolio if the Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

	Acquired Portfolio			Acquiring Portfolio(b)	Pro Forma Adjustments		Pro Forma— Acquiring Portfolio after Conversion (estimated)(c)
	Class(a)
	A	Advisor	Z
Net Assets	$1,149,100	$65,569,290	$49,338	N/A	$(13)		$66,767,715
Shares Outstanding	136,917	7,815,917	5,880	N/A	(6,051,065	)(d)	1,907,649
Net Asset Value Per Share	$8.39	$8.39	$8.39	N/A	$26.61	(e)	$35.00

(a)	Class A and Class Z shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion. The Acquiring Portfolio does not offer multiple share classes.

(b)	The Acquiring Portfolio is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(c)

Assumes the Conversion was consummated on January 9, 2023 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

(d)	It is the intent of the Adviser for the Acquiring Portfolio to have a starting NAV of $35 per share.

(e)	Figure represents the number of shares that would be issued by the Acquiring Portfolio in order to have a starting NAV of $35 per share.

The information in the capitalization table above is for informational purposes only. There is no assurance that the Conversion will be consummated. Moreover, if consummated, the capitalization of the Acquired Portfolio and Acquiring Portfolio is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Acquired Portfolio. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO AND ACQUIRED PORTFOLIO

HOW DO THE FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS COMPARE?

The fundamental investment policies of the Acquired Portfolio and Acquiring Portfolio are identical.

WHERE CAN I FIND MORE FINANCIAL AND PERFORMANCE INFORMATION ABOUT THE PORTFOLIOS?

Additional information is available in the Portfolios’ prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports, as applicable. Because the Acquiring Portfolio has not yet commenced operations, no annual report is available for it.

The Acquired Portfolio’s prospectus, as well as the Acquiring Portfolio’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of the Acquired Portfolio prospectus is available upon request from ABIS by calling 800-221-5672, free of charge. A copy of the Acquiring Portfolio prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Acquired Portfolio’s statements of additional information, as well as the Acquiring Portfolio’s statements of additional information, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports have been filed with the SEC and are available, free of charge, by (i) calling ABIS toll-free at 800-221-5672, (ii) accessing the documents at the Portfolios’ website at www.abfunds.com, or (iii) writing to the Portfolios at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL STOCKHOLDERS

As of January 9, 2023, the Acquiring Portfolio was not operational and, therefore, had no stockholders. As of January 9, 2023, the Directors and officers of the Acquired Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of the Acquired Portfolio. To the knowledge of the Acquired Portfolio, the following table shows the persons owning, as of January 9, 2023, either of record or beneficially, 5% or more of the outstanding shares of each class of the Acquired Portfolio and the percentage of the combined class’s shares to be owned by the persons if the Conversion had been consummated as of that date.

A stockholder who beneficially owns more than 25% of the Acquired Portfolio’s outstanding voting securities is presumed to “control” the Acquired Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote.

Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)
Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	88,893	64.92%	33.64%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	39,689	28.99%	6.66%
Advisor Class	AllianceBernstein L.P. Attn: Brent Mather-Seed Account 501 Commerce St., 23rd Floor Nashville, TN 37203-6039	1,836,114	23.48%	23.07%
	Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	517,691	6.62%	6.50%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	2,567,568	32.84%	33.64%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,499,883	19.18%	18.84%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	485,368	6.21%	6.66%
	Sanford Bernstein & Co., LLC 1 N. Lexington Ave. White Plains, NY 10601	537,163	6.87%	6.75%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)
Class Z	AllianceBernstein L.P. Attn: Brent Mather-Seed Account 501 Commerce St., 23rd Floor Nashville, TN 37203-6039	1,002	17.04%	23.07%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,875	82.91%	6.66%

(a)	Class A and Class Z shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion.

(b)	On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

ADDITIONAL INFORMATION

Administrator. The Adviser, with principal offices at 501 Commerce Street, Nashville, TN 37203, serves as the administrator for the Acquired Portfolio. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the administrator for the Acquiring Portfolio.

Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Acquired Portfolio. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the transfer agent for the Acquiring Portfolio.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as custodian and accounting agent for the Acquired Portfolio. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian and accounting agent for the Acquiring Portfolio.

Distributor. ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the distributor of the Acquired Portfolio’s shares. Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor of the Acquiring Portfolio’s shares.

Independent Registered Public Accounting Firm. Ernst & Young, LLP, located at One Manhattan West, New York, New York 10001, serves as the independent registered public accounting firm to the Acquired Portfolio and Acquiring Portfolio.

Stockholders Sharing the Same Address. Normally, if two or more stockholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Portfolio(s) have received contrary instructions from one or more of the stockholders at that shared address. Upon written or oral request, the Acquiring Portfolio will deliver promptly a separate copy of the Information Statement/Prospectus to a stockholder at a shared address. Please call the transfer agent at 800-221-5672, if you would like to receive a separate copy of the Information Statement/Prospectus.

Fund Counsel. Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, D.C. 20001, is counsel to AB Bond Fund, Inc. and AB Active ETFs, Inc.

FINANCIAL HIGHLIGHTS

The Acquiring Portfolio is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Portfolio will adopt the financial history, including the Financial Highlights, of the Acquired Portfolio’s Advisor Class shares following the Conversion. Prior to the Conversion, Class A and Class Z shares of the Acquired Portfolio will be automatically converted into Advisor Class shares. The Financial Highlights information for the Acquired Portfolio is presented below as it will be adopted by the Acquiring Portfolio following the Conversion.

The financial highlights tables are intended to help you understand the Acquired Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of the Acquired Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose reports, along with the Acquired Portfolio’s financial statements, are included in the Acquired Portfolio’s annual report and available upon request.

Acquired Portfolio

	CLASS A
	Year Ended October 31, 2022	April 30, 2021(a) to October 31, 2021(b)		November 1, 2017 to February 26, 2018(a)	Year Ended October 31, 2017
Net asset value, beginning of period	$9.98	$9.98		$9.71	$9.46

Income From Investment Operations
Net investment income(c)(d)	.44	.17		.15	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)	.05		(.18)	.25
Contributions from Affiliates	–0–	–0–		–0–	.00 (e)

Net increase (decrease) in net asset value from operations	(1.25)	.22		(.03)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.22)		(.12)	(.42)
Return of capital	–0–	–0–		–0–	(.04)

Total dividends and distributions	(.52)	(.22)		(.12)	(.46)

Net asset value, end of period	$8.21	$9.98		$9.56	$9.71

Total Return
Total investment return based on net asset value(f)*	(12.89)%	2.23%		(.02)%	7.61%+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,001	$158		$3,131	$5,150
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)†	.85%	.85	%^	.95%^	.95%
Expenses, before waivers/reimbursements(g)(h)†	1.61%	2.28	%^	3.27%^	2.64%
Net investment income(d)	4.88%	3.43	%^	4.70%^	4.82%
Portfolio turnover rate+++	48%	36%		75%	65%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00	%^	.00%^	.01%

	ADVISOR CLASS
	Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(b)		Year Ended December 31,		November 1, 2018 to December 31, 2018(i)		Year Ended October 31, 2018
				2020	2019
Net asset value, beginning of period	$9.98	$9.86		$9.63	$8.90	$9.36		$9.71

Income From Investment Operations
Net investment income(c)(d)	.45	.38		.50	.52	.09		.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.68)	.16		.30	.77	(.41)		(.37)
Contributions from Affiliates	–0–	–0–		–0–	–0–	–0–		.00 (e)

Net increase (decrease) in net asset value from operations	(1.23)	.54		.80	1.29	(.32)		.13

Less: Dividends
Dividends from net investment income	(.54)	(.42)		(.57)	(.56)	(.14)		(.48)

Net asset value, end of period	$8.21	$9.98		$9.86	$9.63	$8.90		$9.36

Total Return
Total investment return based on net asset value(f)*	(12.68)%	5.56%		8.95%+	14.77%+	(3.45)%		1.32%**

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,249	$63,608		$38,751	$40,218	$30,509		$33,990
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)†	.60%	.51	%^	.70%	.29%++	.29	%^++	.33%
Expenses, before waivers/reimbursements(g)(h)†	1.35%	1.74	%^	2.17%	1.84%++	3.25	%^++	2.56%
Net investment income(d)	5.00%	4.60	%^	5.41%	5.45%	5.73	%^	5.20%
Portfolio turnover rate+++	48%	36%		75%	40%	5%		75%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00	%^	.00%	.01%	.01	%^	.01%

See footnotes on page 30.

	CLASS Z
	Year Ended October 31, 2022	April 30, 2021(a) to October 31 2021(b)		November 1, 2017 to February 26, 2018(a)	Year Ended October 31, 2017
Net asset value, beginning of period	$9.98	$9.98		$9.70	$9.45

Income From Investment Operations
Net investment income(c)(d)	.44	.18		.16	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.05		(.18)	.24
Contributions from Affiliates	–0–	–0–		–0–	.00 (e)

Net increase (decrease) in net asset value from operations	(1.23)	.23		(.02)	.73

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.23)		(.13)	(.43)
Return of capital	–0–	–0–		–0–	(.05)

Total dividends and distributions	(.54)	(.23)		(.13)	(.48)

Net asset value, end of period	$8.21	$9.98		$9.55	$9.70

Total Return
Total investment return based on net asset value(f)*	(12.67)%	2.36%		.14%	7.91%+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48	$59		$417	$499
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)†	.60%	.60	%^	.70%^	.73%
Expenses, before waivers/reimbursements(g)(h)†	1.27%	1.92	%^	2.78%^	1.41%
Net investment income(d)	4.87%	3.61	%^	5.04%^	5.12%
Portfolio turnover rate+++	48%	36%		75%	65%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00	%^	.00%^	.01%

(a)	Class A and Class Z shares of the Fund were not in operation from February 26, 2018 until April 30, 2021.

(b)	The Fund changed its fiscal year end from December 31 to October 31.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(b)		Year Ended December 31,		November 1, 2018 to December 31, 2018(i)		Year Ended October 31,
				2020	2019			2018		2017
Class A
Net of waivers/ reimbursements	.85%	.85	%^	N/A	N/A	N/A		.95	%(a)^	.95%
Before waivers/ reimbursements	1.61%	2.28	%^	N/A	N/A	N/A		3.27	%(a)^	2.69%
Advisor Class
Net of waivers/ reimbursements	.60%	.51	%^	.70%	.29%	.29	%^	.31%		.70%
Before waivers/ reimbursements	1.35%	1.74	%^	2.17%	1.84%	3.25	%^	2.54%		2.54%
Class Z
Net of waivers/ reimbursements	.60%	.60	%^	N/A	N/A	N/A		.70	%(a)^	.73%
Before waivers/ reimbursements	1.27%	1.92	%^	N/A	N/A	N/A		2.77	%(a)^	1.47%

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, period ended December 31, 2018, years ended October 31, 2018 and October 31, 2017, such waivers amounted to .01%, .01% (annualized), .01% and .01%, respectively.

(i)	The Fund changed its fiscal year end from October 31 to December 31.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019, October 31, 2018 and October 31, 2017 by .01%, .03% and .07%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

RELATING TO THE REORGANIZATION OF THE ASSETS AND LIABILITIES OF

AB HIGH YIELD PORTFOLIO OF AB BOND FUND, INC.

As of

[                    ], 2023

This Agreement and Plan of Acquisition and Termination (the “Plan”) is made as of this [            ] day of [                    ] 2023, by and among AB Active ETFs, Inc., a Maryland corporation (the “ETF Company”), on behalf of AB High Yield ETF (the “Acquiring Fund”), a series of the ETF Company, AB Bond Fund, Inc., a Maryland corporation (the “Mutual Fund Company”), on behalf of AB High Yield Portfolio (the “Acquired Fund”), a series of the Mutual Fund Company, and solely for purposes of Section 23, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the “Adviser”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets to the Acquiring Fund in exchange for shares of equal net asset value of the Acquiring Fund (“Acquisition Shares”) and distribute the Acquisition Shares to stockholders (“Stockholders”) of the Acquired Fund (the “Acquisition”); and that the Acquired Fund thereafter liquidate and terminate;

WHEREAS, the Acquiring Fund is a “shell” series of the ETF Company created for the purpose of acquiring the Assets and assuming the Liabilities of the Acquired Fund; and

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund’s books. Assets shall not include (i) amounts reserved to pay out any cash in lieu of fractional shares to Acquired Fund Stockholders, or (ii) amounts payable to Acquired Fund Stockholders with respect to Acquired Fund shares redeemed prior to the Effective Time for which payment has been incepted but may not have been completed.

Closing Date	Such date as the parties may agree.

Effective Time	5:00 p.m., Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)

On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

(b)

At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c)

Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.

(d)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

(i)

The net value of the Assets to be conveyed by the Acquired Fund to the Acquiring Fund shall be determined as of the Valuation Time, by calculating the value of the Assets, which shall reflect the declaration of any dividend or distribution, and subtracting therefrom the amount of Liabilities, using the Acquired Fund’s then-applicable valuation procedures;

(ii)

The number of Acquisition Shares issued by the Acquiring Fund in exchange for the Assets shall equal the number of shares of the Acquired Fund outstanding as of the Valuation Time (after reduction for the value of any fractional shares for which cash in lieu of Acquisition Shares shall be distributed to former Acquired Fund Stockholders in connection with the Closing of the Reorganization);

(iii)

In exchange for the transfer of the Assets as required by Section 3(b) above, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares so determined (for the avoidance of doubt, the Acquiring Fund shall not issue fractional shares);

(iv)

The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV of shares of the Acquiring Fund determined as of the Valuation Time in accordance with the Acquiring Fund’s then applicable valuation procedures; and

(v)

The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities, other Assets, and all the Acquired Fund’s cash (reduced by amounts reserved to distribute in lieu of fractional Acquisition Shares) shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

(e)

The Acquired Fund shall deliver cash payments in lieu of fractional Acquisition Shares to such Acquired Fund Stockholders who would otherwise have been entitled to receive fractional Acquisition Shares.

(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4.	Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall transfer to its Stockholders of record pro rata Acquisition Shares received by the Acquired Fund pursuant to Section 3(d) of this Plan. The transfer shall be accomplished with respect to the Acquisition Shares as follows: the Acquiring Fund shall establish accounts on its share records in the names of the Stockholders of record with respect to former Acquired Fund Stockholders and note on such accounts the number of Acquiring Fund shares that such former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquisition Shares, if an Acquired Fund Stockholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquisition Shares being distributed, then such Acquired Fund Stockholder shall not receive a distribution of such Acquisition Shares and in lieu thereof shall receive a distribution of cash from the Acquired Fund equal to the net asset value of their Acquired Fund Shares; and (2) no fractional Acquisition Shares will be issued for the benefit of any Acquired Fund Stockholder.

Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Fund

The Acquired Fund represents and warrants to Acquiring Fund as follows:

(a)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mutual Fund Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)

The Mutual Fund Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of the Mutual Fund Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Mutual Fund Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Mutual Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Mutual Fund Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the Mutual Fund Company’s charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Mutual Fund Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d)

The Acquired Fund is a separate series of the Mutual Fund Company that is treated as a separate corporation from each other series of the Mutual Fund Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)

The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The Mutual Fund Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)

The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)

The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.

(j)

To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.

(k)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

(m)

The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)

Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)

The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

(p)

The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 3(d) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 4(a).

(q)

The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.	Certain Representations and Warranties of Acquiring Fund

Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The ETF Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time. The Acquiring Fund is in compliance in all material respects with the 1940 Act and rules and regulations thereunder, and will not commence operations until the Closing, and immediately before the Closing Date, the Acquiring Fund will be a shell series of the ETF Company, without assets (except the amount paid for the initial share if it has not been redeemed by that time), created for the purpose of acquiring the Assets, assuming the liabilities and continuing the business of the Acquired Fund.

(b)	The ETF Company, on behalf of the Acquiring Fund, shall operate its business in the ordinary course between the date hereof and the Effective Time.

(c)

The ETF Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(d)

The Board of Directors of the ETF Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquiring Fund. Duly authorized officers of the ETF Company, on behalf of the Acquiring Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the ETF Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the charter of the ETF Company, its Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of its Board, the ETF Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

(e)

The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders of the Acquired Fund, and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The ETF Company has duly authorized shares of the Acquiring Fund referred to in Section 3(d) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of the Acquiring Fund shall be validly issued, fully paid and non-assessable, and no Stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

(g)

To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(h)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i)

The Acquiring Fund is a separate series of the ETF Company that is treated as a separate corporation from each other series of the ETF Company under Section 851(g) of the Code. The Acquiring Fund will take all steps necessary to qualify/has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and from and after the commencement of operations, the Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code, eligible for treatment under Section 851(g)(1)) for the taxable year that will include the Closing Date, and has not taken and will not take any steps inconsistent with its qualification as such; and the Acquiring Fund intends to continue to meet those requirements and expects to so qualify for each subsequent taxable year. The Acquiring Fund: (i) is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes; (ii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets; and (iii) Acquiring Fund has no earnings or profits accumulated in any taxable year. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the ETF Company prior to its commencement of operations. As of the time immediately prior to the Closing Date, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to the Adviser or its affiliate to secure any required initial stockholder approvals.

(j)

The Acquiring Fund has not commenced operations and has not yet filed any income tax returns, and will file its first federal income tax return after the completion of its first taxable year after the Closing Date/Effective Time as a registered investment company on Form 1120-RIC. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency, liability or assessment asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any taxes; and no waivers of the time to assess any such taxes are outstanding nor are any written requests for such waivers pending.

(k)

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

(b)

The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(c)

There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(d)

The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)

the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund;

(iii)

the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)

the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

(vi)

except with respect to cash received in lieu of fractional shares, no gain or loss will be recognized by Stockholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquisition Shares as part of the Acquisition;

(vii)

the aggregate tax basis of the Acquisition Shares that each Stockholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor reduced by any cash received in lieu of fractional shares; and

(viii)

each Acquired Fund Stockholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(g)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Mutual Fund Company or the Acquired Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Mutual Fund Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

(i)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the ETF Company, on behalf of the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

(iv)

The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the ETF Company or its Bylaws, and no approval of the Plan by the Stockholders of the Acquiring Fund is required under its charter, Bylaws or applicable law; and

(v)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the ETF Company, on behalf of the Acquiring Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

(b)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received a letter from Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.	Conditions to the Obligations of Acquiring Fund

The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Mutual Fund Company and the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

(i)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the Mutual Fund Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the Acquired Fund or its Bylaws; and

(iv)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

10.	Closing

(a)	The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

(b)

In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the

Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

(c)

Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the names or for the benefit of the Acquired Fund’s Stockholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

(d)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

11.	Survival of Representations and Warranties

(a)

Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

(b)

Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of either party’s Board of Directors may terminate this Plan with respect to the applicable Fund at any time before the applicable Effective Time if: (a) the Fund’s conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15.	Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time.

16.	Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The ETF Company, on behalf of the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Mutual Fund Company’s current and former directors and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Mutual Fund Company’s charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.	Limitation on Liabilities

The obligations of the Mutual Fund Company, the Acquired Fund, the ETF Company and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund personally, but shall bind only the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Mutual Fund Company or ETF Company, as appropriate. No other series of the Mutual Fund Company shall be liable for the obligations of the Acquired Fund.

21.	Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

AB Bond Fund, Inc. – AB High Yield Portfolio

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

For Acquiring Fund:

AB Active ETFs, Inc. – AB High Yield ETF

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

23.	Expenses

All expenses related to the Acquisition will be borne by the Adviser, except for fees and expenses of independent counsel to members of the Board of Directors who are not “interested persons” of a Fund.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

In Witness Whereof, the parties hereto have executed this Agreement and Plan of Acquisition and Termination as of the day and year first above written.

AB Bond Fund, Inc. – AB High Yield Portfolio

Attest:

By:

Name:		Name:

Title:		Title:

AB Active ETFs, Inc. – AB High Yield ETF

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

EXHIBIT B

COMPARISON OF GOVERNING DOCUMENTS

The following information provides only a summary of the key features of the organizational structure and governing documents of the Acquired Portfolio and the Acquiring Portfolio. It is not a complete description of these governing documents. The Acquired Portfolio is a series of AB Bond Fund, Inc., a Maryland corporation (, and the Acquiring Portfolio is a series of AB Active ETFs, Inc., a Maryland corporation together with AB Bond Fund, Inc., the “Companies” and, each, a “Company”). Accordingly, there are no significant differences among the Portfolios or the Companies in terms of their corporate organizational structures or the charter and Bylaws. For more information, stockholders should review the applicable charter and Bylaws in their entirety.

General

Each Company has procedures available to its respective stockholders for calling stockholders’ meetings and for the removal of Directors. Under Maryland law, a Director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast generally for the election of Directors. In addition, stockholder-requested special meetings of stockholders for any other purpose shall be called by a Company’s Secretary only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

For each Company, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast constitutes a quorum at any meeting of stockholders. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or the charter of the applicable Company.

Shares of Common Stock of the Companies

The Company’s shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Company can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Acquired Portfolio and the Acquiring Portfolio are each organized as series of Maryland corporations, thus their stockholders have the same rights due to them under state law. The Companies are not required to, and do not, hold annual meetings of stockholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Companies are required to hold a stockholder meeting if, among other reasons, the number of Directors elected by stockholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

Each Company’s charter provides that shares of each Portfolio shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors and declared by the Company with respect to such series or class. While each of the Portfolios intends to distribute to its stockholders substantially all of each fiscal year’s net income monthly and net realized capital gains at least annually, if any, the amount and time of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of the Portfolio’s return of capital distributions for the period will be made after the end of each calendar year.

Limitation of Liability and Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Companies contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. This limitation of liability does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

The charters and Bylaws of the Companies generally provide for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

B-1

STATEMENT OF ADDITIONAL INFORMATION

Dated March 13, 2023

Registration Statement on Form N-14 Filed by:

AB ACTIVE ETFs, INC.

1345 Avenue of the Americas

New York, New York 10105

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
AB High Yield Portfolio (a series of AB Bond Fund, Inc.)	AB High Yield ETF (a series of AB Active ETFs, Inc.)

This Statement of Additional Information (the “SAI”) is being furnished to stockholders of the AB High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (the Mutual Fund Company), a Maryland corporation, in connection with acquisition of all of the assets and liabilities of the Acquired Portfolio by AB High Yield ETF (the “Acquiring Portfolio”), a newly-created series of AB Active ETFs, Inc. (the “ETF Company”) as described in the Information Statement/Prospectus (the “Conversion”). The Acquired Portfolio and the Acquiring Portfolio are collectively referred to as the “Portfolios” and each, a “Portfolio”.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated March 13, 2023, relating to the Conversion. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to AllianceBernstein Investor Services, Inc. at P.O. Box 786003 San Antonio, TX 78278-6003 or by calling (800) 221-5672 for Information or (800) 227-4618 for Literature.

Contents of the SAI

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

•	The Statement of Additional Information of the Mutual Fund Company dated January 31, 2023, as supplemented, with respect to the Acquired Portfolio, incorporated by reference to Post-Effective Amendment No. 210 to the Mutual Fund Company’s registration statement on Form N-1A (File Nos. 002-48227 and 811-02383) (Accession No. 0000919574-23-000571) as filed with the SEC on January 30, 2023. The Statement of Additional Information includes information about other Mutual Fund Company portfolios that are not relevant to the Conversion. Please disregard that information.
•	The Statement of Additional Information of the ETF Company dated March 7, 2023, as supplemented, with respect to the Acquiring Portfolio, incorporated by reference to Post-Effective Amendment No. 6 to the ETF Company’s registration statement on Form N-1A (File Nos. 333-264818 and 811-23799) (Accession No. 0000919574-23-002047).
•	The audited financial statements for the fiscal year ended October 31, 2022, including the financial highlights, for the Acquired Portfolio in the Acquired Portfolio’s Annual Report to Shareholders, incorporated by reference to the Mutual Fund Company’s Form N-CSR (File No. 811-02383) as filed with the SEC on January 3, 2023. The Annual Report to Shareholders includes information about other Company portfolios that are not relevant to the Conversion. Please disregard that information.

Because the Acquiring Portfolio was newly-created for the purposes of the Conversion, the Acquiring Portfolio has not published annual or semi-annual shareholder reports. The Acquiring Portfolio is a newly-created shell series of the ETF Company with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of the Acquired Portfolio. The Acquired Portfolio shall be the accounting and performance survivor in the Conversion, and the Acquiring Portfolio, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Acquired Portfolio.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Portfolio and the Acquired Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Conversion, are included in the “Comparison of Fees” section in the Information Statement/Prospectus. The Conversion will not result in a material change to the Acquired Portfolio’s investment portfolio due to the investment objective, strategies and restrictions of the Acquired Portfolio being identical to the Acquiring Portfolio. As a result, a schedule of investments of the Acquired Portfolio modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Acquired Portfolio as compared to those of the Acquiring Portfolio.

2